UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2010

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 19, 2010, People’s United Financial, Inc. (“People’s United”) filed a Form 8-K reporting the closing of its acquisition of Financial Federal Corporation (“Financial Federal”) on that date. In that filing, People’s United indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01. This amendment to the Form 8-K filed on February 19, 2010 is being filed to provide such financial information, which is attached as Exhibit 99.1.

Except as described above, no other changes have been made to the Current Report on Form 8-K filed on February 19, 2010.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The pro forma financial information required by this item appears as Exhibit 99.1 to this report.

(d)	The following Exhibit is filed herewith.

Exhibit No.	Description

99.1	Pro Forma Financial Information

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: April 30, 2010	By:	/S/ ROBERT E. TRAUTMANN
(Signature)
	Name:	Robert E. Trautmann
	Title:	Executive Vice-President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pro Forma Financial Information